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Exhibit 10.31

INDEMNIFICATION AGREEMENT

        THIS AGREEMENT is made and entered into this                        day of                        , 2002 by and between Specialtysemi, Inc., a Delaware corporation (the "Corporation"), and                        (the "Indemnitee").

RECITALS

        WHEREAS, the stockholders of the Corporation have adopted bylaws (the "Bylaws") providing for the indemnification of persons serving as directors or officers of the Corporation, or while directors, officers or employees of the Corporation, serving at the request of the Corporation as directors, officers, employees, agents or trustees of other corporations, partnerships, joint ventures, trusts, employee benefit plans or other enterprises, as authorized by the Delaware General Corporation Law, as amended (the "Code");

        WHEREAS, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and agents with respect to indemnification of such persons; and

        WHEREAS, in order to induce Indemnitee to serve as                        of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee;

        NOW, THEREFORE, in consideration of Indemnitee's service as                        after the date hereof, the parties hereto agree as follows:

AGREEMENT

        1.     Services to the Corporation.    Indemnitee will serve, at the will of the Corporation or under separate contract, if any such contract exists, as                        of the Corporation or as a director, officer, employee, agent or trustee of any subsidiary of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such subsidiary; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Corporation or any subsidiary shall have no obligation under this Agreement to continue Indemnitee in any such position.

        2.     Indemnity of Indemnitee.    The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Bylaws or the Code permitted prior to adoption of such amendment).

        3.     Additional Indemnity.    In addition to and not in limitation of the indemnification otherwise provided for herein, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

          (a)   against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnitee is or was a party, or is threatened to be made a party, by reason of the fact that Indemnitee is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; provided, however, that the Corporation shall not be obligated to indemnify Indemnitee under this Section 3 if the Corporation can demonstrate by clear and convincing evidence that the Indemnitee acted in bad faith and in a manner Indemnitee could not reasonably have believed to be in the best interests of the Corporation, and, with respect to any criminal action or proceeding, that Indemnitee had no reasonable cause to believe Indemnitee's conduct was lawful (provided, that the termination of any action or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (x) Indemnitee did not act in good faith, (y) Indemnitee did not act in a manner which Indemnitee reasonably believed to be in the best interests of the Corporation, or (z) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful); and

          (b)   otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the non-exclusivity provisions of the Code and Section 37 of the Bylaws.

        4.     Limitations on Indemnity.    No indemnity pursuant to the terms of this Agreement shall be paid by the Corporation:

          (a)   on account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          (b)   on account of Indemnitee's conduct that is established by a final judgment as knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

          (c)   on account of Indemnitee's conduct that is established by a final judgment as constituting a breach of a duty to the Corporation or its shareholders or resulting in any personal profit or advantage to which Indemnitee was not legally entitled;

          (d)   for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

          (e)   if indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

          (f)    in connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 9 hereof.

        5.     Continuation of Indemnity.    All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director or officer of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee, agent, or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

        6.     Partial Indemnification.    Indemnitee shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        7.     Notification and Defense of Claim.    As soon as practicable and, in any event, not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding for which Indemnification will or could be sought under this Agreement, Indemnitee will notify the Corporation of the commencement thereof, but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding:

          (a)   the Corporation will be entitled to participate therein at its own expense;

          (b)   except as specifically provided in this Section 7(b), the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof (except for (x) reasonable costs of investigation necessary to determine that there is an actual conflict of interest pursuant to clause (ii) below or (y) fees and expenses of separate counsel to the extent permitted by clauses (i), (ii) or (iii) below), provided that Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded, and so notified the Corporation, that there is an actual conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion and provided the notice referenced in clause (ii) above; and

          (c)   the Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld.

        8.     Expenses.    Prior to the final disposition of any proceeding referenced in Section 3 hereof, the Corporation shall advance, within twenty (20) days following delivery of a written request therefor by Indemnitee to the Corporation, all reasonable expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding (but not amounts actually paid in settlement of any such proceeding), upon receipt of an undertaking by or on behalf of Indemnitee to repay said amounts if it shall be determined ultimately that Indemnitee is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, or the Code.

        9.     Enforcement.    Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim.

It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 4 hereof. It is the parties' intention that if the Corporation contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is or is not entitled to indemnification under this Agreement or otherwise.

        10.   Subrogation.    In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

        11.   Non-Exclusivity of Rights.    The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any applicable statute, provision of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

        12.   Survival of Rights.

          (a)   The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director or officer of the Corporation or has ceased to serve at the request of the Corporation as a director, officer, employee, agent, or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and shall inure to the benefit of Indemnitee's heirs, executors, administrators, legal representatives and assigns.

          (b)   The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

        13.   Separability.    Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The Corporation's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Bylaws, the Code or any other applicable law.

        14.   Governing Law.    This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware (excluding the choice of law provisions thereof).

        15.   Amendment and Termination.    No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

        16.   Identical Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Facsimile signatures shall be deemed as effective as original signatures.

        17.   Headings.    The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

        18.   Notices.    All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

          (a)   If to Indemnitee, at the address indicated on the signature page hereof.

          (b)   If to the Corporation, to:

      Specialtysemi, Inc.
      c/o The Carlyle Group
      101 South Tryon Street, 25th Floor
      Charlotte, N.C. 28280
      Attn: Claudius E. Watts, IV
      Facsimile: (704) 632-0299

or to such other address as may have been furnished to Indemnitee by the Corporation.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

SPECIALTYSEMI, INC.

By:

Name:

Title:

INDEMNITEE

By:

Name:

Address:

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